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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 25, 2005
                                                 -------------------------------

                               Amistar Corporation
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             (Exact name of registrant as specified in its charter)

         California                       0-13403                95-2747332
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)

         237 Via Vera Cruz, San Marcos, California              92078-2698
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          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (760)471-1700
                                                     ---------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01.        REGULATION FD.

                  On August 25, 2005, Amistar Corporation issued a press release relating to its ongoing litigation with Asteres Inc.

                  In addition, on August 25, 2005, Distributed Delivery Networks
(ddn), a 51% owned subsidiary of Amistar, issued a press release announcing the installation of one of ddn's Automated Product Machine (APM(TM)).

                  The Amistar and ddn press releases are attached hereto as Exhibits 99.1 and 99.2

                  NOTE: The information contained in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.
              ---------

                  Exhibit
                  Number                      Description
                  ------                      -----------

                  99.1      Press Release of Amistar Corporation dated August
                            25, 2005.

                  99.2 Press Release of Distributed Delivery Networks dated August 25, 2005.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      AMISTAR CORPORATION
                                               ---------------------------------
                                                         (Registrant)

Date   August 26, 2005                         /s/ Stuart C. Baker
                                               ---------------------------------
                                                        (Signature)(1)
                                                 Stuart C. Baker
                                                 President


(1) Print name and title of the signing officer under his signature.


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                                  EXHIBIT INDEX



          EXHIBIT
          NUMBER                       EXHIBIT DESCRIPTION
        ----------   -----------------------------------------------------------
           99.1      Press Release of Amistar Corporation dated August 25, 2005

           99.2 Press Release of Distributed Delivery Networks dated August 25, 2005